THE ALGER FUND

                                January 21, 1998

               Supplement to the Prospectus dated August 1, 1997

     Effective immediately, the following amends the section entitled "How to Purchase Shares - In General" on page 1 of the Prospectus:

     There is no minimum imposed on initial or subsequent investments in any Portfolio other than Alger Money Market Portfolio. The minimum initial investment in Alger Money Market Portfolio is $500, and subsequent investments must be at least $25. These minimums may be waived under certain circumstances.